SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( )    Preliminary Proxy Statement
( )    Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
(X)    Definitive Proxy Statement
( )    Definitive Additional Materials
( )    Soliciting Material Pursuant to Section 240.14a-12

                         WILSON BROTHERS USA, INC.
                         -------------------------
             (Name of Registrant as Specified In Its Charter)

                              Not Applicable
                              --------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)    No fee required.
( )    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

( )   Fee paid previously with preliminary materials.

( )   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:



                        WILSON BROTHERS USA, INC.

                       24 Gadsden Street, Suite C
                          Charleston, SC 29401

  --------------------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held on June 2, 2003

  --------------------------------------------------------------------

     You are cordially invited to attend the Annual Meeting of Shareholders of Wilson Brothers USA, Inc., which will be held on Monday, June 2, 2003 at 9:00 a.m., local time, at 171 Church Street, Suite 260, Charleston, SC 29401, for the following purposes:

            (1) To elect the persons listed in the accompanying Proxy Statement dated May 5, 2003 (the "Proxy Statement") to the Board of Directors of Wilson Brothers USA, Inc.; and

            (2)  To approve the 2003 Equity Incentive Plan; and

            (3) To ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for Wilson Brothers USA, Inc. and it's subsidiaries for the fiscal year ending December 31, 2003;

            (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 30, 2003 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

     IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                              By Order of the Board of Directors

                              Frank J. Zanin, Jr.
                              Chief Executive Officer and
                              Chief Financial Officer





May 5, 2003





                         WILSON BROTHERS USA, INC.

                       24 Gadsden Street, Suite C
                          Charleston, SC 29401


                             PROXY STATEMENT


     This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders and the Annual Report are being furnished to shareholders on or about May 5, 2003 by the Board of Directors of Wilson Brothers USA, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at 171 Church Street, Suite 260, Charleston, SC 29401 on Monday, June 2, 2003 at 9:00 a.m., local time, and at all adjournments thereof. The Company will pay all expenses incurred in connection with this solicitation. In addition to solicitation by mail, certain of the Company's officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company has also retained American
Stock Transfer and Trust Company to aid in the search for shareholders and delivery of proxy materials.

                             ANNUAL MEETING

Purposes of the Annual Meeting

     The principal purposes of the Annual Meeting are: (1) to elect six nominees to the Company's Board of Directors, (2) to approve the Company's 2003 Equity Incentive Plan, (3) to ratify the appointment of Pratt-Thomas, Gumb & Co., P.A. as the Company's independent public accountants for the fiscal year ending December 31, 2003, and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Company's Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting or any adjournments thereof. Nonetheless, the proxy holders named on the enclosed proxy card may vote in accordance with the instructions of the Board of Directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the Board of Directors is not now aware.

Proxies

     The person giving it at any time before it is exercised may revoke any proxy given pursuant to this solicitation. Proxies may be revoked by:

          filing a written notice of revocation with the Company's corporate secretary;

          duly executing a subsequent proxy and filing it with the Company's corporate secretary before the revoked proxy is exercised; or

          attending the Annual Meeting and voting in person.

                                     2

     If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

Record Date

     The Board of Directors has fixed the close of business on April 30, 2003 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments thereof. As of the close of business on April 30, 2003, the Company had 10,021,532 shares of Common Stock outstanding. The holders of the Company's Common Stock, or their proxies, are entitled to one vote per share.

Voting Rights

     All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting.

     Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by the proxies they receive to elect the six nominees named in Item 1 of the proxy card. These shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the Board of Directors, or for fewer than six nominees, if in the judgment of the proxy holder, such action is necessary or desirable.





















                                     3

     SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of March 31, 2003 regarding shares of the Company's Common Stock beneficially owned by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table on page 10 of this Proxy Statement and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. Fractional share amounts are rounded off to the nearest whole number.

Name and Address (1)           Amount of
Of Beneficial Owner       Beneficial Ownership        Percent
-------------------      ----------------------       -------
John H. Sanford               5,210,702                52.00%
Frank J. Zanin, Jr.              77,500                  *
Brett R. Smith                  103,455                 1.03%
Michael E. Hicks                 82,500                  *
David N. Stedman                 72,500                  *
Peter T. Valinski                 1,000                  *
David M. Weimer                  10,000                  *

All Directors and             5,557,657                55.46%
Executive Officers
(seven persons) (3)
-----------------------
(1) The address for the beneficial owner is c/o Wilson Brothers USA, Inc., 24 Gadsden Street, Suite C, Charleston SC 29401.

(2) Includes 56,400 shares held by Chrissie Point, LLC of which Mr. Sanford is a 25% owner. Mr. Sanford disclaims beneficial ownership of the shares held by Chrissie Point, LLC other than 14,100 shares which represent 25% of the shares held by Chrissie Point, LLC.

(3) Consists of shares owned by Mr. Sanford, Mr. Zanin, Mr. Hicks, Mr. Smith, Mr. Stedman, Mr. Valinski and Mr. Weimer.
  *   Less than one percent.

     The following table sets forth certain information as of March 31, 2003 regarding any person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock (other than directors and executive officers shown in the preceding table).

Name and Address            Amount of
Of Beneficial Owner       Beneficial Ownership        Percent
-------------------      ----------------------       -------
Walter P. Carucci
c/o Carr Securities Corp. (1)
14 Vanderventer Avenue,
Pt. Washington, NY 11050      1,498,267                14.95%

Carucci Family Partners
c/o Carr Securities Corp. (1)
14 Vanderventer Avenue,
Pt. Washington, NY 11050        724,968                 7.23%

                                    4
Marshall C. Sanford, Jr.
Governor's Mansion
800 Richland Street
Columbia, SC 29201   (2)        704,807                 7.03%
---------------------

(1) Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on March 11, 2003. Includes 724,968 shares owned by Carucci Family Partners, a partnership in which Mr. Carucci is the general partner. Mr. Carucci disclaims beneficial ownership of the shares owned by Carucci Family Partners.

(2) Includes 56,400 shares held by Chrissie Point, LLC of which Mr. Sanford is a 25% owner. Mr. Sanford disclaims beneficial ownership of the shares held by Chrissie Point, LLC other than 14,100 shares, which represent 25% of the shares held by Chrissie Point, LLC. Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2003.


                  PROPOSAL ONE:  ELECTION OF DIRECTORS

     The nominees for the election of directors are named and certain other information is set forth below.

Name                      Position With Company        Age       Director
----------------          ---------------------        ---       --------

Frank J. Zanin, Jr.       Chief Executive Officer,      36         1997
                          Chief Financial Officer
                          and Director
John H. Sanford           President and Director        37         1995
Brett R. Smith (1)        Director                      37         1997

David N. Stedman (1)      Director                      38         2002

Peter T. Valinski (1)     Director                      37         2002

Michael E. Hicks          Director,                     38         2002
                          President, Numo
                          Manufacturing
                          Acquisitions, Inc.














                                    5
Frank J. Zanin, Jr. has been a director since April 24, 1997 and employed by the Company as Chief Executive Officer and Chief Financial Officer since March 1, 2000 and June 30, 1999, respectively. Mr. Zanin served as a Financial Analyst for Roper Health Systems, Inc. between November 1993 and January 1999. Mr. Zanin earned his M.B.A. from The College of William and Mary in 1991 and is a certified public accountant.

John H. Sanford has been President of the Company since 1996 and a member of the Board of Directors since April 1995. Mr. Sanford served as the Company's Chief Executive Officer from April 30, 1996 to March 1, 2000. Since January 1, 2001, Mr. Sanford has been the Chief Executive Officer of BargainBuilder.com, Inc. Between March 7, 1994 and June 30, 1999. Mr. Sanford also served as the Company's Chief Financial Officer. He also became Secretary of the Company and a Director in April 1995. Between 1993 and 1999 Mr. Sanford was an equity trader for Carr Securities, Inc., a New York brokerage firm. Mr. Sanford earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.

Brett R. Smith has been a director since April 17, 1997. In 1993 he co-founded and has been a principal of Counter Culture Coffee in Durham, North Carolina. Mr. Smith earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993. Since January 1, 2001, Mr. Smith has been the Chief Operating Officer of BargainBuilder.com, Inc.

David N. Stedman was appointed as a director in 2002. He is Chief Executive Officer and founder of Assiduous Strategic Investments, LLC. ("ASI"). ASI was formed in July 2002 and serves as a hedge fund manager of global fixed income investments. Before launching ASI, Mr. Stedman worked in the global fixed income areas of Barclays Capital from 1998 to 2002, Goldman Sachs from 1995 to 1998, and Salomon Brothers from 1993 to 1995. Mr. Stedman earned his M.B.A. from the University of North Carolina at Chapel Hill in 1993.

Peter T. Valinski was appointed as a director in 2002. He has been Channel Manager of Sawgrass Technologies, Inc. since January 2003. Prior to January 2003, Mr. Valinski was Director of Sales for Employment Solutions, LLC from 2001. Prior to 2001, Mr. Valinski held several positions of increasing responsibility with Solutia, Inc. including Technical Market Manager, Technical Sales Manager and Research and Development Chemist. Mr. Valinski was employed with Solutia, Inc. from 1998 to 2001.

Michael E. Hicks was appointed as a director in 2002. He has been President of Numo Manufacturing Acquisitions, Inc. ("Numo") since January 1, 2000 and employed as Vice President of Sales and Marketing of Numo and Houze Glass Corporation since 1997. Prior to that he was Vice President of Sales and Marketing of Custom Printing, Inc. Mr. Hicks earned his B.B.A. from Texas A&M University in 1986.

------------------
(1)   Member of the Audit Committee





                                    6
     The number of directors constituting the Company's Board of Directors must be at least three, but not more than 21. The number of directors within this variable range may be fixed or changed from time to time by the Company's Board of Directors. The Company's Board of
Directors has set the number of directors at six.

     The members of the Company's Board of Directors are elected by the Company's shareholders to serve one-year terms. All directors hold office until the next Annual Meeting or until their successors are elected and qualified. The Company's Board of Directors has no reason to believe that the persons named above as nominees for directors will be unable or will decline to serve if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxy holders to vote for the election of such other person or persons as the proxy holders determine in their discretion; but in no circumstance will the proxy be voted for more than six nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

     All shareholders have cumulative voting rights in the election of directors. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your vote, you must sign and mail in your proxy card or attend the Annual Meeting. Pursuant to Illinois law, the six candidates that receive the highest number of votes as directors will be elected as directors of the Company. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining which nominees received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.



Director Compensation

     In 2002, the Company did not compensate its directors for services rendered. The Company reimburses each director for out-of-pocket expenses incurred in connection with the rendering of services as a director.











                                    7


Board of Directors' Meetings

     Our Board of Directors met one time during 2002. The Board established an Audit Committee in 2003 to review the results and scope of the audit and other services provided by the Company's independent public accountants and also recommends to the Board the appointment of independent public accountants. The Audit Committee did not meet prior to its formation in 2003. Directors Smith, Stedman and Valinski are members of the Audit Committee. The Audit Committee met in 2003 with respect to its review of the audited financial statements included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002. The Company has no standing nominating or compensation committees, or committees performing similar functions. The Board of Directors as a whole performs those functions. Each director attended all Board meetings held during the period for which the director was in office.


Non-Director Officers

     Set forth below is certain information with respect to each person who is an officer but not a director of the Company.

Name                 Age            Position with the Company
--------------       ---            -------------------------

David M. Weimer      47             President, Houze Glass Corporation, a
                                    wholly-owned subsidiary of the
                                    Company ("Houze")

David Weimer has been President of Houze since January 1, 2000. Prior to that Mr. Weimer was General Manager and Controller of Houze since 1997. Prior to 1997 Mr. Weimer held several positions of increasing responsibility including: Cost Accountant, Manufacturing Service Manager, Credit Manager and Director of Operations. Mr. Weimer has been employed with Houze since 1986.



                          AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors overseeing the Company's financial reporting process. The Company's Audit Committee is composed of Brett R. Smith, David N. Stedman and Peter
T. Valinski and it operates pursuant to a written Charter adopted by the Board of Directors for the Audit Committee.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with


                                    8
Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation and internal audit services provided by the auditors, has considered whether the provision of information technology consulting services relating to financial information systems design and implementation, internal audit, and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

    One member of the Audit Committee is an executive officer of the Company and is therefore not independent from management or the Company under Rule 4200(a)(15) of the National Association of Security Dealer's listing standards. In addition the Audit Committee members are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, and are not experts with respect to auditor independence. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                              AUDIT COMMITTEE
                              Brett R. Smith
                             David N. Stedman
                             Peter T. Valinski



                                    9
                         Executive Compensation

     The following table sets forth the compensation of the Company's Chief Executive Officer and the executive officers and additional employees whose total salary and bonus exceeded $100,000 individually during the years ended December 31, 2002, 2001 and 2000.

                       Summary Compensation Table
                       ---------------------------

Name and Principal                        Annual           Long Term
     Position                 Year     Compensation       Compensation
-------------------          ------  ----------------   ---------------
                                                           All Other
                                      Salary    Bonus    Compensation
                                     --------  -------   -------------

Frank J. Zanin, Jr.            2002  $76,600      -              -
Chief Executive Officer        2001  $75,000      -              -
and Director  (1)              2000  $65,000      -        $10,000(2)

Michael Hicks                  2002  $98,500   $31,250           -
President Numo                 2001  $87,800   $42,150           -
                               2000  $87,000   $50,000     $18,750(2)
-------------------
(1) Effective as of March 1, 2000, the Board of Directors appointed Mr. Frank J. Zanin, Jr., the Company's then Chief Financial Officer, as Chief Executive Officer replacing John H. Sanford.

(2) On October 20, 2000, the Company granted 40,000, and 75,000 shares of its Common Stock valued at $0.25/share on the date of grant to Mr. Zanin and Mr. Hicks, respectively, pursuant to the Company's 2000 Stock Plan as compensation for their services.

Employment Agreements

No employment agreements were in effect during the year ended December 31, 2002 between the Company and its executive officers.



Certain Transactions

On February 24, 2000, the Company borrowed $130,000 from Mr. John H. Sanford's mother, in order to purchase equipment for Numo. In connection with the loan, the Company issued the lender warrants to purchase 7,500 shares of common stock of the Company for $0.25 per share. The loan and the issuance of the warrants were approved by the board of directors and the loan was paid in full in 2000. On February 20, 2003, Mr. Sanford's mother exercised the warrants and 7,500 shares of the Company's common stock were issued to her in March of 2003.





                                    10
     On March 1, 2001, the Company secured a $300,000 line of credit from members of Mr. Sanford's family to provide working capital for Numo. The annual interest rate on the line is 11% and the line of credit has an eight-month term. The Company paid a $12,500 origination fee upon maturity of the line of credit. The line of credit was secured by Mr. Sanford's personal assets. On September 28, 2001, the line of credit was extended for six months and again on February 15, 2002 for an additional six months. The balance as of December 31, 2001 was approximately $236,000. On April 5, 2002, the line of credit was paid in full.

     On January 19, 2001, Brett R. Smith, Director of the Company, purchased, for a purchase price of $50,000, 45,455 shares of the 341,183 shares of Common Stock sold in connection with the Common Stock offering to partially finance the purchase of a 17.04% interest in Employment Solutions, LLC ("ES"). To finance the remaining portion of the purchase, the Company borrowed $569,000 from Sanford ESI, LLC at prime plus 1% for 6 months. As of December 31, 2002 the balance was approximately $468,000. The loan is secured by Mr. Sanford's personal assets. On June 20, 2001 the loan was extended for an additional six months at prime plus 3%. A $1,000 fee was paid on each of November 18, 2001, December 18, 2001, and January 18, 2002. On November 10, 2001 the loan from Sanford ESI, LLC was assigned to Big Tree Road, LLC, a Sanford family partnership. On each of July 1, 2002 and January 6, 2003 the loan was extended for an additional six months at prime plus 4%. To partially finance the repayment of the loan, the Company raised $100,000 in a private placement of convertible promissory notes and used such proceeds to pay down the amounts owed to Big Tree Road, LLC formerly Sanford ESI, LLC. On October 5, 2001 the principal amount of the Notes and $2,496 in accrued interest was converted into 93,178 shares of Common Stock at $1.10 per share. John Sanford, the Company's President and majority shareholder, owns 23.5% of Sanford ESI, LLC and family members of Mr. Sanford own the balance. Mr. Sanford also owns 31.0% of Big Tree Road, LLC and the family members of Mr. Sanford own the remainder.

     In December 2001 and January 2002, the Company borrowed $30,000 and $25,000, respectively, from Frank J. Zanin, Jr., Chief Executive Officer and director of the Company. The unsecured promissory notes bore interest at 10% per annum and had a three-month term. In addition a loan commitment fee of 1.5% or $825 was paid for both loans. On March 11, 2002, both notes were paid in full.

     On September 16, 2002 and December 11, 2002, the Company borrowed, respectively, $6,500 and $50,000 from Frank Zanin, the Company's Chief Executive Officer and Chief Financial Officer and a director of the Company, to provide working capital for Wilson Brothers SC, Inc., a wholly owned subsidiary of the Company. The notes were unsecured and interest accrued at the prevailing prime rate. On January 20, 2003, both notes were repaid in full.








                                    11


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock (the "Company Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the report forms that were filed, the Company believes that during 2002 all acquisitions or dispositions of the Company's Common Stock were reported in a timely fashion to the Securities and Exchange Commission.

PROPOSAL TWO:  APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

General

     On April 21, 2003, the Board of Directors adopted the 2003 Equity Incentive Plan, or the Plan, subject to the approval of the shareholders. The Company intends to use the Plan to grant equity compensation to employees, Directors and other service providers. If the Plan is approved, 1,500,000 shares of Common Stock will be authorized for issuance under the Plan. Incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under In addition, rights to purchase Common Stock, or stock purchase rights, may also be granted under the Plan. (See "Tax Effects of the Plan" below for information about the tax treatment of ISOs, NSOs and stock purchase rights.)

     As of April 21, 2003, the Company had not granted any stock options or stock purchase rights under the Plan. On the same date, 10,021,532 shares of the Company's Common Stock were outstanding.

     The Board of Directors believes that the Company's ability to grant equity compensation will enable it to attract and retain highly qualified individuals and remain competitive with other, similar companies. Further, equity compensation will promote the growth and prosperity of the Company by providing incentives to service providers to achieve long-term performance goals. Finally, equity compensation identifies the interests of grantees with those of the other shareholders of the Company and enables grantees to participate in the future growth of the Company.

Required Vote

     Assuming the presence of a quorum, the Plan requires approval by the affirmative vote, either in person or by proxy, of at least a majority of all shares of Common Stock voted at the 2003 Annual Meeting of Shareholders. Under Illinois corporate law, abstentions are treated as non-votes in determining whether shareholders have approved a proposal. Abstentions and non-votes will have no effect on the vote to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN.

                                    12

             Description of the 2003 Equity Incentive Plan

The following description of the Plan is a summary of its material terms and provisions, is not intended to be a complete description of the Plan and is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as Appendix B to this Proxy Statement and is also available from the Company upon request.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or ERISA. The Plan is not a qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended, or the Code.

Nature and Purpose

The Plan provides for grants of ISOs, NSOs and stock purchase rights. It is designed to attract and retain individuals of exceptional ability, to motivate such individuals to achieve long-term goals, to provide equity compensation that is competitive with that of other, similar companies, and to further identify the interests of the optionees with those of the Company's shareholders and thereby promote the long-term financial interests of the Company and its subsidiaries.

Administration

The Board of Directors administers the Plan. The Board of Directors may form a committee to administer the Plan, but it has not yet formed such a committee. To the extent desirable to qualify grants as exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or
Section 162(m) of the Code, the Board of Directors will form a committee to administer the Plan composed of members (or will otherwise structure transactions under the Plan) to meet the requirements of those exemptions. The Board of Directors or the committee of the Board of Directors that administers the Plan is referred to as the Administrator.

The Administrator has the broad discretion to construe, interpret and administer the Plan, to select the persons to be granted options and stock purchase rights, to determine the number of shares to be subject to each grant, and to determine the form, terms, conditions and duration of each grant. The Administrator's decisions are final and binding on all grantees.

The Administrator may permit statutory withholding obligations to be satisfied by withholding shares upon exercise of grants, and may permit the deferral of the delivery of shares upon exercise of grants. The Administrator is not authorized to grant options with exercise prices less than the fair market value of the underlying shares on the date of grant, except for options granted in acquisition transactions to replace options granted under plans or arrangements of acquired entities.







                                    13
Securities to Be Offered

An aggregate of 1,500,000 shares of Common Stock are reserved for issuance under the Plan. These shares will be authorized but unissued shares of Common Stock. To the extent any shares subject to options or stock purchase rights under the Plan are not purchased or delivered, or are reacquired by the Company at their original purchase price, such shares will not be subtracted from the aggregate number of shares available for grants under the Plan and may again be awarded under the Plan.

The Board of Directors will make equitable adjustments upon the occurrence of certain events, such as stock splits, reverse stock splits, stock dividends, split-ups, spin offs, combinations, exchanges or reclassifications of the Common Stock, or any other increases or decreases in the number of shares of Common Stock effected without receipt of consideration. Such adjustments will include adjustments to the aggregate number of shares that may be awarded under the Plan, the number and class of shares that may be subject to an award, the purchase price of shares and the fiscal-year limitation on annual grants to individuals described under "Incidents of Stock Options" below.

Eligible Participants

The Administrator will have the exclusive right, subject to applicable law, to determine those individuals who will be granted options or stock purchase rights under the Plan, if the Administrator determines that such grants are in the best interest of the Company. Subject to the foregoing, the Administrator may grant options and stock purchase rights to any employee of the Company or a parent or subsidiary of the Company, as well as any other person providing services to the Company or a parent or subsidiary, including consultants and Directors. ISOs may be granted only to employees of the Company, a parent or a subsidiary. NSOs and stock purchase rights may be granted to any service provider of the Company, a parent or a subsidiary.

Incentive Stock Options

ISOs are stock options that are intended to quality for favorable tax treatment under Section 422 of the Code. ISOs may be granted under the Plan to eligible employees for up to 10 years from the date the Plan was adopted by the Board of Directors, subject to the conditions described below.

The exercise price of an ISO under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% for 10% owners of the Company). The fair market value of the Common Stock will be the closing sales price of the Common Stock, as reported on the exchange or service on which the Common Stock is traded or reported, for the last market-trading day prior to the day in question.






                                    14
An ISO granted under the Plan must be exercised within 10 years from the date of grant (five years for 10% owners of the Company), or such shorter period as may be specified by the Administrator in the option agreement. Upon a termination of employment of the optionee with the Company, an ISO will remain exercisable to the extent vested on the date of termination for no more than three months, unless employment is terminated because of death or disability. In such cases, an ISO may be exercised for up to one year after the date of termination. If an option designated as an ISO remains exercisable for longer than the three-month and one-year periods described above, it will be treated for income tax purposes as an NSO. In no event may an ISO be exercised beyond its original term.

The aggregate fair market value of the shares (determined on the date of grant) for which ISOs held by an Optionee become exercisable for the first time in a calendar year may not exceed $100,000. To the extent an option exceeds this limitation, the excess will be treated as an NSO.

An ISO granted under the Plan will be subject to such other terms and conditions as the Administrator deems necessary for the ISO to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with the Plan as determined by the Administrator.

Nonqualified Stock Options

NSOs are stock options that are not eligible for the favorable tax treatment available to ISOs under Section 422 of the Code. NSOs may be granted to eligible individuals in the discretion of the Administrator. The exercise price of NSOs under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant.

NSOs generally will remain exercisable for 10 years after the date of grant. Following an optionee's termination of employment, NSOs generally will remain exercisable to the extent vested on the date of termination for three months. If termination is the result of death or disability, NSOs generally will remain exercisable for one year. In no event may an NSO remain exercisable beyond its original term.

Incidents of Stock Options

Stock options granted under the Plan will be subject to such terms and conditions, not inconsistent with the Plan, as may be determined by the Administrator. Each option will be evidenced by a "notice of grant," which may be in written or electronic form, setting forth the primary terms and conditions of the option. In addition, each option will be further subject to an option agreement, which will include such other terms and conditions, not inconsistent with the Plan, as may be determined by the Administrator.









                                    15
Except as provided otherwise by the Administrator, stock options granted under the Plan will not be transferable other than by will or the laws of descent and distribution, and will be exercisable during the lifetime of the participant only by the optionee. In its discretion the Administrator may permit NSOs to be transferred by gift or domestic relations order to or for the benefit of "family members" of optionees.

The exercise price of stock options may be payable in cash, by delivery of shares of common stock that have been held by optionees for at least six months, or by so-called "cashless" exercises through a broker pursuant to a program approved by the Administrator. Promissory notes generally will not be an acceptable form of payment for the exercise price of an option. Until options are exercised, optionees will have no rights to vote or receive dividends or any other rights as shareholders with respect to the shares covered by options.

No participant may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock; except that, in connection with a participant's initial employment with the Company, a participant may be granted an additional 200,000 shares.

Stock Purchase Rights

Stock purchase rights are rights to purchase Common Stock. Subject to applicable laws, the terms of stock purchase rights will be determined by the Administrator, including the number of shares, the purchase price, the vesting schedule and the period during which stock purchase rights must be exercised. Unvested shares purchased upon the exercise of stock purchase rights will remain subject to a repurchase option of the Company, which generally will lapse as the shares vest.

Effects of Change in Control

In the event of a change in control, outstanding options and stock purchase rights may be assumed, or equivalent options and stock purchase rights substituted, by the surviving, continuing, successor or purchasing corporation (or parent thereof). Such a corporation is referred to as an Acquiring Corporation. Except as otherwise determined by the Administrator, if an Acquiring Corporation does not assume outstanding options and stock purchase rights or substitute equivalent options and stock purchase rights, the Administrator will notify the grantees, and the grantees will have no less than 15 days from the date of such notice to exercise outstanding options and stock purchase rights to the extent then exercisable. Unexercised options and stock purchase rights will terminate at the end of such notice period.

A "change in control" will occur upon (1) the acquisition by any person, including a group (but not the Company or any subsidiary or employee benefit plan thereof), together with its affiliates and associates, of the beneficial ownership of more than 50% of the total voting power of the then-outstanding voting securities of the Company; (2) the approval by the shareholders of a merger, share exchange,



                                    16
consolidation or reorganization, as a result of which less than 50% of the total voting power of the Acquiring Corporation is held in the aggregate by the shareholders of the Company prior to the transaction; or
(3) the approval by the shareholders of the liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the Company's assets.

Amendment and Termination

The Plan will remain in effect for 10 years unless terminated sooner by the Board of Directors. At any time, the Board of Directors may amend or terminate the Plan. However, no amendment or termination may adversely affect the rights of grantees under outstanding grants without their written consent.

Tax Effects of the Plan

The following discussion of the federal income tax consequences of awards granted under the Plan is intended only as a summary of the present federal income tax treatment of stock options under the Plan. The federal income tax laws pertaining to equity compensation are highly technical, and such laws are subject to change at any time. This summary does not discuss the tax consequences of a participant's death, or the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.

Incentive Stock Options

In general, an optionee recognizes no regular taxable income, and the Company is allowed no federal income tax deduction, upon the grant or exercise of an ISO. However, the exercise of an ISO may cause an optionee to be subject to alternative minimum tax (described below). The regular federal income tax consequences of the sale or other disposition of Common Stock purchased upon the exercise of an ISO depends upon whether the optionee has held the shares for the requisite "holding period," defined as the later to occur of (1) two years from the date of the grant of the ISO or (2) one year after the date of exercise of the ISO. If the optionee disposes of such shares after the holding period, then any gain or loss will be taxed as a capital gain or loss according to the rules of sales and exchanges generally. The Company will not be entitled to a tax deduction upon a qualifying disposition. For these purposes, "disposition" means a lifetime transfer of legal title, such as by sale, exchange, or gift, but does not include a transfer that is triggered by death, such as one by bequest or inheritance or one made by a decedent to his estate.

A "disqualifying disposition" occurs if the optionee makes a disposition of the shares of Common Stock acquired through the exercise of an ISO before the end of the holding period. Upon a disqualifying disposition, the optionee must recognize as ordinary income the gain on that disposition to the extent of the lesser of (1) the fair market value of the Common Stock on the date of exercise of the ISO minus the option price or (2) the amount on the disposition minus the option price. The



                                    17
excess, if any, of the gain over the ordinary income component will be taxable as capital gain. Upon the occurrence of a disqualifying disposition, the Company will be entitled to deduct, as compensation paid, the amount recognized as ordinary income by the optionee.

The federal alternative minimum tax consequences of the exercise of an ISO under the Plan differ from the regular federal income tax consequences of such exercise. The difference between the option price and the fair market value of the shares upon exercise is a preference item subject to the federal alternative minimum tax.

Nonqualified Stock Options and Stock Purchase Rights

In general, the federal income tax consequences of NSOs and stock purchase rights are the same. Neither type of grant is entitled to the special tax treatment afforded to ISOs by Sections 421 and 422 of the Code. A grantee granted an NSO or a stock purchase right recognizes no taxable income upon grant. If the shares are vested at the time of exercise, the grantee will recognize ordinary taxable income equal to the excess of the fair market value of the stock over the price paid. If the grantee is an employee, the Company will be required to withhold on the amount of income recognized in the transaction. The Company will be entitled to a corresponding deduction for federal income tax purposes.

If the shares purchased upon exercise of NSOs or stock purchase rights are not vested, a grantee will recognize ordinary taxable income, as described above, as the shares vest. Alternatively, a grantee may file an election under Section 83(b) of the Code to recognize income on the date of exercise, regardless of vesting.

Upon the sale of shares purchased upon exercise of NSOs or stock purchase rights, a grantee's gain or loss will equal the difference between the sale price and the fair market value of the shares on the date of exercise. Any such gain or loss will be short or long-term capital gain or loss, depending on whether the shares have been held for at least 12 months.





   PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
                           ACCOUNTANTS

     Based on the recommendation of the Audit Committee, the Board of Directors has appointed Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for fiscal year 2003. Although shareholder approval is not required, the Company desires to obtain from the shareholders an indication of their approval or disapproval of the Board's action in appointing Pratt-Thomas, Gumb & Co., P.A. as the independent public accountants of the Company and its subsidiaries. If the shareholders do not ratify this appointment, the Audit Committee and the Board of Directors will reconsider such appointment. The proxy will be voted as specified, and if no specification is made, the proxy will be cast "FOR" this proposal.

                                    18
     A representative of Pratt-Thomas, Gumb & Co., P.A. will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.


                   Fiscal 2002 Audit Firm Fee Summary

     During fiscal year 2002, the Company retained its independent auditor, Pratt-Thomas, Gumb & Co., P.A., to provide services in the following categories and amounts:

            Audit Fees                                       $ 45,000
            Financial Information Systems Design
                and Implementation Fees                     $       0
            All Other Fees                                  $  27,000
                                                            ---------
            Total                                           $  72,000

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRATT-THOMAS, GUMB & CO., P.A. FOR FISCAL YEAR 2003.


                SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                  2004 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2004 Annual Meeting and that shareholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company no later than January 5, 2004, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for that meeting.

     If a shareholder wishes to present a proposal at the Company's 2004 Annual Meeting of shareholders and the proposal is not intended to be included in the Company's Proxy Statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company's Bylaws (the "Bylaw Deadline"), as described below in the section entitled "Other Matters." If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

     SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2004 Annual Meeting is March 21, 2004 (45 calendar days prior to the prior year's mailing date of the Proxy Statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's 2004 Annual Meeting. Because the


                                    19
Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next Annual Meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2004 Annual Meeting, and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals properly presented to the Company prior to the Bylaw Deadline for this year's Annual Meeting.


                             MISCELLANEOUS

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, which includes financial statements audited and reported upon by the Company's independent public accountants, is being mailed along with this Proxy Statement. Additional copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 including the financial statements and financial statement schedules will be furnished without charge to any shareholder upon written request directed to Frank J. Zanin, Jr., Chief Executive Officer and Chief Financial Officer, Wilson Brothers USA, Inc., 24 Gadsden Street, Suite C, Charleston, SC 29401 ((843) 723-8684).

                            OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Secretary of the Company at the principal executive office of the Company not more than 90 and not less than 50 days before the Annual Meeting. The shareholder's notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting and, if such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment; (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by such shareholder; (iv) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such Annual Meeting and intends to appear in person or by proxy at the Annual Meeting to propose such business; and (v) any material interest of the shareholder in such business.

                                    20
     All shareholders are encouraged to sign, date and return their proxy submitted with this Proxy Statement as soon as possible in the envelope provided. If a shareholder attends the Annual Meeting, then he or she may revoke his or her proxy and vote in person.

                                        By Order of the Board of Directors
                                        May 5, 2003

                                        Frank J. Zanin, Jr.
                                        Chief Executive Officer and
                                        Chief Financial Officer













































                                    21
                      WILSON BROTHERS USA, INC.

            Proxy for 2003 Annual Meeting of Shareholders
               Solicited by the Board of Directors

     The undersigned hereby appoints Frank J. Zanin, Jr. and John H. Sanford and each of them as attorney and proxy of the undersigned, each with the full power of substitution, to represent the undersigned and to vote all of the shares of stock in Wilson Brothers USA, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 171 Church Street, Suite 260, Charleston, SC 29401 on Monday, June 2, 2003 at 9:00 a.m., local time, and any adjournments thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournment thereof, including any shareholder proposals.

     The Board of Directors Recommends a Vote FOR the Proposals Listed
Below.

1.    Election of Directors

      ( ) FOR all nominees listed below (except as marked to the contrary).

      ( )   WITHHOLD AUTHORITY to vote for all nominees listed below.

            Frank J. Zanin, Jr., John H. Sanford, Brett R. Smith,
            Michael E. Hicks, David N. Stedman and Peter T. Valinski

            INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

  ----------------------------------------------------------------------

2.    Approve the 2003 Equity Incentive Plan

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN

3. Ratify appointment of Pratt-Thomas, Gumb & Co., P.A. as independent public accountants for the Company and its subsidiaries for the fiscal year ending December 31, 2003

            ( )   FOR           ( )   AGAINST             ( )   ABSTAIN










                                    22
By signing the proxy, a shareholder will also be authorizing the proxy holder to vote in his discretion regarding any procedural motions, which may come before the Annual Meeting. For example, this authority could be used to adjourn the meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. The Company has no current plans to adjourn the meeting, but would attempt to do so if the Company believes that adjournment would promote shareholder interests.


     Please sign exactly as your name appears below. When joint tenants hold shares, both should sign.

                                        Date _____________________, 2003
                                        (Be sure to date Proxy)


                                        __________________________________
                                        Signature and title, if applicable


                                        __________________________________
                                        Signature if held jointly

    When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.






















                                    23

                              Appendix A


                       WILSON BROTHERS USA, INC.

              AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                               CHARTER

                    (Adopted as of June 14, 2000)


Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practice of the Company and the quality and integrity of the Company's financial reporting. The Audit Committee's primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Company's financial reporting process and internal controls regarding finance, accounting, compliance with applicable laws and adherence to the Company's policies regarding the above.
Appraise the independence and performance of the external auditors. Foster the continuous improvement of the Company's financial policies, procedures and practices.
Encourage an open avenue of communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

Composition

For so long as the Company falls within the definition of a "Small Business Issuer" pursuant to Item 10 of Regulation S-B, the Audit Committee shall be comprised of two or more directors as determined by the Board, a majority of which, as of the Company's 2001 Annual Meeting of Shareholders, shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall be able to read and understand fundamental financial statements and at least one member of the Audit Committee shall have past employment experience in financial or accounting, professional certification in accounting, or other comparable experience which results in the person's financial sophistication, such as having been a CEO, CFO or other senior officer with financial oversight responsibilities.

In the event the Company no longer qualifies as a "Small Business Issuer," then the Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Notwithstanding the above, the Audit Committee may include one non-independent director who is not a current employee of the Company if the Board, in exceptional and limited circumstances, determines that it would be in the best interests of the Company and the shareholders, and the Board discloses the nature of this relationship and the reasons for the determination in its next annual proxy statement after such appointment.

Meetings

The Audit Committee shall meet on a regular basis and hold special meetings as circumstances require. The Audit Committee shall meet separately at least annually with management, the director of internal audit and the independent auditors to discuss any matters the Audit Committee or they believe should be discussed privately with the Audit Committee.

Responsibilities and Duties

Obtain the full Board's approval of this charter and review, and if necessary, update the Audit Committee's charter at least annually, or more frequently as conditions dictate. Propose any changes to the Board and receive approval of any such changes from the Board.

Comply with SEC and Nasdaq requirements governing Audit Committee reports for inclusion in the Company's proxy statement.

Make regular reports to the Board.

Review the Company's annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, principal accounting officer or management.

Review the regular internal financial reports prepared by management and any internal auditing department.

Review performance of independent auditors annually and, where appropriate, replace, or recommend that the Board replace the independent auditors.

Recommend to the Board the independent auditors to be nominated for the coming year.

Receive periodic reports from the independent auditors regarding the auditor's independence consistent with Independent Standards Board Standard Number 1, discuss such reports with the auditors, and if so determined by the Audit Committee, recommended that the Board take appropriate action to oversee the independence of the independent auditors.

Obtain from the independent auditors assurance that no illegal acts that would have a direct and material effect on the determination of financial statement amounts have been discovered in the course of the audit which would implicate Section 10A of the Private Securities Litigation Reform Act of 1995.

Review and discuss with the independent auditors any matters described in Statement on Auditing Standards No. 61, as modified or supplemented.

Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include: any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; any changes required in the planned scope of the internal audit; and the internal audit department responsibilities, budget and staffing.

Review the appointment of the principal accounting officer.

Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.






























                              Appendix B


                       WILSON BROTHERS USA, INC.

                      2003 EQUITY INCENTIVE PLAN


1. Purposes of the Plan. The Wilson Brothers USA, Inc. 2003 Equity Incentive Plan (the "Plan") has been established by Wilson Brothers USA, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate such persons, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other, similar companies; and (iv) further identify participants' interests with those of the Company's other shareholders through compensation based upon the Common Stock and thereby promote the long-term financial interests of the Company and its Subsidiaries. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or the Committee (or their designees), as applicable.

(b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(c)  "Board" means the Board of Directors of the Company.

(d)  "Code" means the Internal Revenue Code of 1986, as amended.

(e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(f) "Common Stock" means the common stock of the Company, par value $0.01 per Share.

(g) "Consultant" means any person who is not an Employee and who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(h)  "Director" means a member of the Board.

(i)  "Disability" means "permanent and total disability" as defined in
Section 22(e)(3) of the Code.

(j) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee upon (i) any leave of absence approved by the Company (or by the Parent or Subsidiary that employs the person) or (ii) a transfer between locations of the Company (or the Parent or Subsidiary that employs the person) or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a Director's fee shall constitute "employment."

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, or if the Common Stock is listed on the OTC Bulletin Board service, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, or on such service, on the last market trading day prior to the date of determination, as reported in The Wall Street Journal, or such other source as the Administrator deems reliable;

     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination; or

     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)  "Grantee" means a grantee of an Option or a Stock Purchase Right.

(n) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

(o) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(p) "Notice of Grant" means a notice to a Grantee of the key terms of an Option or Stock Purchase Right (e.g., the Option type, number of Shares, exercise price, vesting and expiration date, etc.). The Notice of Grant may be in written or electronic form (including in the form of one or more electronic screens displaying the details of an Option or Stock Purchase Right) and shall be deemed to be part of the Option Agreement or the Restricted Stock Purchase Agreement.

(q)  "Option" means a stock option granted pursuant to the Plan.

(r) "Option Agreement" means the written agreement between the Company and an Optionee setting forth the terms and conditions of an Option.

(s) "Optionee" means the holder of an outstanding Option granted under the Plan.

(t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(u) "Restricted Stock" means unvested Shares acquired pursuant to a Stock Purchase Right granted under Section 11 below.

(v) "Restricted Stock Purchase Agreement" means the written agreement between the Company and the grantee of a Stock Purchase Right setting forth the terms and conditions of a purchase of Restricted Stock.
(w) "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor thereto.

(x)  "Service Provider" means an Employee, Director or Consultant.

(y) "Share" means a share of Common Stock, as adjusted in accordance with Section 13 below.

(z) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.

(aa) "Subsidiary" means, for purposes of Incentive Stock Options, a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code. For all other purposes under the Plan, the term "Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity during any period in which a least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company (or any entity that is a successor to the Company) and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant ownership interest, as determined in the discretion of the Administrator.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Options and sold under the Plan shall be one million five hundred thousand (1,500,000) Shares. The Shares shall be authorized but unissued Common Stock.

      If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan unless the Plan has terminated. Vested Shares that have actually been issued under the Plan upon exercise of an Option or Stock Purchase Right shall not be returned to the Plan and shall not become available for future distribution under the Plan. If the Company repurchases unvested Shares at their original purchase price, such Shares shall be available for future grants under the Plan.

4.    Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board or a Committee of directors appointed by the Board and constituted to satisfy Applicable Laws.

     (i) Rule 16b-3. To the extent desirable to qualify grants of Options and Stock Purchase Rights as exempt under Rule 16b-3, the Committee shall be composed solely of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(d)(1), or the transactions contemplated hereunder shall otherwise be structured to meet the requirements for exemption under Rule 16b-3.

     (ii) Section 162(m). To the extent desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Committee shall be composed solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority in its discretion:

     (i) To determine the Fair Market Value of the Shares, select the Grantees to whom awards may from time to time be granted hereunder, determine the dates of grant, determine the type and the number of Shares covered by each award, establish the terms, conditions, performance criteria, and other restrictions and provisions of awards, and approve the forms of agreements covering Options and Stock Purchase Rights, which need not be identical in each case;

     (ii) To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations for the purpose of qualifying for preferred tax treatment under non-U.S. tax laws;

     (iii) To satisfy the Company's required minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to supplemental taxable income) by repurchasing upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount of the Company's required minimum statutory withholding obligation;

     (iv) To permit the deferral of delivery of Shares upon exercise of Options, subject to such limitations and procedures as the Administrator may establish; and

     (v) To construe and interpret the terms of the Plan and awards granted under the Plan and to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Grantees. No member of the Committee or the Board, as applicable, shall be liable to any person for any action or determination with respect to the Plan that he or she makes in good faith. In controlling and managing the operation and administration of the Plan, the Administrator shall take action in a manner that conforms to the Articles and By-laws of the Company and Applicable Laws.

5. Eligibility. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options and Stock Purchase Rights may be granted to any Service Provider. Options and Stock Purchase Rights may be granted to a Service Provider in connection with his or her hiring, retention or otherwise, prior to the date the Service Provider first performs services to the Company or its Subsidiaries, provided that no such award shall vest or be exercisable prior to the date the Service Provider first performs such services.

6.    Limitations.

(a) Incentive Stock Options. Incentive Stock Options shall be designated as such in the Notice of Grant. Notwithstanding such designation, the aggregate Fair Market Value of Shares (determined on the date of grant) for which Incentive Stock Options held by an Optionee become exercisable for the first time during a calendar year may not exceed One Hundred Thousand Dollars ($100,000). Shares in excess of such amount shall be treated for income tax purposes as subject to Nonqualified Stock Options, with the determination to be made in the order the Options were granted.

(b)   Section 162(m).

     (i) No Optionee may be granted, in any fiscal year of the Company, Options to purchase more than five hundred thousand (500,000) Shares.

     (ii) In addition, in connection with his or her initial service, an Optionee may be granted Options to purchase up to an additional two hundred thousand (200,000) Shares that shall not count against the limit of Section 6(b)(i) above.

     (iii)The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13 below.

(c) No Right to Continued Service. Neither the Plan nor any award hereunder shall confer upon any Grantee any right to continued service with the Company, nor shall it interfere in any way with any right of the Grantee or the Company to terminate the Grantee's relationship as a Service Provider at any time.

7. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years thereafter, unless sooner terminated under Section 16 hereof.

8. Term of Option. The term of each Option shall be stated in the applicable Option Agreement. The term of an Incentive Stock Option granted to an Optionee who, on the date of grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary shall be no more than five (5) years.

9.    Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price of an Option shall be determined by the Administrator, subject to the following:

     (i)  In the case of an Incentive Stock Option

           (A) granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

           (B) granted to any other Optionee, the exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

     (ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

     (iii)Notwithstanding the foregoing, Options may be granted to replace options granted under a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary, with exercise prices of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Consideration. The consideration to be paid for Shares to be issued upon the exercise of Options, including the method of payment, shall be determined by the Administrator in accordance with Applicable Laws (and, in the case of Incentive Stock Options, shall be determined at the time of grant). Such consideration may consist of (i) cash or its equivalent, (ii) other Shares that have been owned by the Optionee for more than six (6) months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price,
(iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker providing for assignment to the Company of the proceeds of a sale or loan with respect to Shares acquired upon exercise of an Option pursuant to a program or procedure approved by the Administrator (a so-called "cashless exercise"), or (iv) any combination of the above. Promissory notes of Optionees to the Company shall not be accepted as consideration for Shares to be issued on exercise of Options.

10.   Exercise of Options.

(a) Exercisability. Options granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and set forth in the Notice of Grant. Except as otherwise provided in the Notice of Grant, Options granted to Service Providers who are "non-exempt" Employees, within the meaning of the Fair Labor Standards Act, shall not be exercisable within six (6) months after the date of grant. Unless the Administrator determines otherwise at the beginning of an unpaid leave of absence, vesting of Options shall be suspended during an unpaid leave of absence, except as may be required by Company policy or Applicable Laws. Options may not be exercised for a fraction of a Share.

(b) Procedure for Exercise. An Option shall be deemed to be exercised when the Company receives (i) notice of exercise from the Optionee in accordance with the Option Agreement and (ii) full payment for the Shares in the form of any consideration and method of payment permitted by the Plan and authorized by the Administrator. Shares may be issued in the name of the Optionee or, if requested by the Optionee, jointly in the name of the Optionee and the Optionee's spouse.

(c) Rights as a Shareholder. Until Shares subject to Options are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), Optionees shall have no right to vote or receive dividends or any other rights as shareholders with respect to such Shares. The Company shall issue (or cause to be issued) Shares promptly after Options are exercised. No adjustment shall be made for dividends or other rights for which the record date is prior to the date Shares are issued, except as provided in
Section 13 hereunder. The exercise of an Option shall decrease the number of Shares thereafter available under the Plan and under the Option by the number of Shares as to which the Option is exercised.

(d) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than as a result of the Optionee's death or Disability, any Option held by the Optionee may be exercised by the Optionee to the extent the Option is vested on the date of termination, under the Option Agreement or other applicable agreement, within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of the Option). In the absence of a specified time in the Option Agreement, an Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, an Optionee is not vested as to an entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, an Optionee does not exercise an Option within the time specified in the Option Agreement or this Section 10(d), as applicable, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

(e) Disability or Death of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability or death, any Option held by the Optionee may be exercised by the Optionee, the Optionee's legal guardian or the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance, as applicable, to the extent the Option is vested on the date of termination, under the Option Agreement or other applicable agreement, within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of the Option). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, an Optionee is not vested as to an entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, an Optionee does not exercise an Option within the time specified in the Option Agreement or this Section 10(e), as applicable, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

(f) Buyout Provisions. The Administrator may at any time offer to buy out an Option for a payment in cash or Shares upon such terms and conditions as the Administrator shall determine. No such offer shall obligate an Optionee to relinquish his or her Option.

11.   Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The terms of a Stock Purchase Right shall be set forth in the Notice of Grant, including the number of Shares, the vesting schedule, the purchase price and the time within which the vesting the Grantee must exercise the Stock Purchase Right. The terms of a Stock Purchase Right shall comply in all respects with Applicable Laws. As a condition of the exercise of a Stock Purchase Right, the Grantee shall sign a Restricted Stock Purchase Agreement in a form approved by the Administrator.

(b) Repurchase Option. Unless otherwise determined by the Administrator and set forth in the Restricted Stock Purchase Agreement, the Company shall have a repurchase option upon the Shares purchased upon exercise of a Stock Purchase Right. The repurchase option of the Company shall be exercisable upon the voluntary or involuntary termination of the Grantee's service with the Company for any reason (including death or Disability). The exercise price of such repurchase option shall be the original price for the Shares paid by the Grantee and may be paid by cancellation of any indebtedness of the Grantee to the Company. The repurchase option shall lapse (i.e., the Shares shall vest) at such rate as the Administrator may determine. Unless the Administrator determines otherwise at the beginning of an unpaid leave of absence, vesting of Restricted Stock shall be suspended during an unpaid leave of absence, except as may be required by Company policy or Applicable Laws.

(c) Other Provisions. A Restricted Stock Purchase Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. If the Administrator in its sole discretion permits an Option or Stock Purchase Right to be transferable, it shall be transferable only by gift or by domestic relations order to or for the benefit of a "family member" of the Grantee, as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended (the "Securities Act").

13. Effect of Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and Stock Purchase Right, the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of Options, as well as the price per Share covered by each outstanding Option and Stock Purchase Right and the repurchase price of unvested Shares purchased upon exercise of Stock Purchase Rights, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, split-up, spin-off, combination, exchange or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The Board shall make any such adjustment, and the Board's determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Options or Stock Purchase Rights.

14.   Change in Control.

(a)   Definition.   For purposes of this Plan, a "Change in Control"
shall mean any of the following:

     (i) An acquisition (other than directly from the Company) of any voting securities of the Company by any "Person" (as such term is used in Sections 3(a)(9), 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")), after which such Person, together with its "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act), is the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of more than fifty percent (50%) of the total voting power of the Company's then outstanding voting securities, but excluding any such acquisition by the Company, any Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the Company (solely for purposes of this Section 14(a), a "Subsidiary"), or any employee benefit plan of the Company or any of its Subsidiaries (including any Person acting as trustee or other fiduciary for any such plan);

     (ii) The shareholders of the Company approve a merger, share exchange, consolidation or reorganization involving the Company and any other corporation or other entity that is not controlled by the Company, as a result of which less than fifty percent (50%) of the total voting power of the outstanding voting securities of the Company or of the successor corporation or entity after such transaction are held in the aggregate by the holders of the Company's voting securities immediately prior to such transaction; or

     (iii)The shareholders of the Company approve a liquidation or dissolution of the Company, or the sale or other disposition by the Company of all or substantially all of the Company's assets to any Person (other than a transfer to a Subsidiary of the Company).

(b)   Effect of a Change in Control.

     (i) In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or Parent thereof, as the case may be (the "Acquiring Corporation") may either assume the Company rights and obligations under outstanding Options and Stock Purchase Rights or substitute for outstanding Options and Stock Purchase Rights substantially equivalent options or rights to purchase the Acquiring Corporation's stock.

     (ii) Except as otherwise determined by the Administrator, in the event that the Acquiring Corporation does not assume or substitute for outstanding Options and Stock Purchase Rights, the Administrator shall notify Grantees in writing that outstanding Options and Stock Purchase Rights shall remain outstanding and exercisable for no less than fifteen
(15) days from date of such notice and shall terminate upon the later of the expiration of such fifteen (15)-day period or upon the consummation of the Change in Control.

     (iii)For the purposes of this Section 14(b), an Option or Stock Purchase Right shall be considered assumed if, following a Change in Control, the Option or Stock Purchase Right confers the right to purchase or receive, for each Share subject to the Option or Stock Purchase Right immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration is not solely common stock of the Acquiring Corporation, the Administrator may, with the consent of the Acquiring Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Purchase Right to be solely common stock of the Acquiring Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which corporate action with respect to the Option or Stock Purchase Right is complete (generally, the date on which the Administrator determines the price and number of shares subject to an Option or Stock Purchase Right), or such later date as the Administrator shall determine. Notice of such determination shall be given to Grantees within a reasonable time after the date of grant.

16. Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent of the Grantee (or, if the Grantee is not then living, the affected beneficiary), adversely affect the right of any Grantee (or beneficiary) under any Option or Stock Purchase Right granted under the Plan prior to the date such amendment is adopted by the Board.

17.   Conditions Upon Issuance of Shares.   Notwithstanding any other
provision of the Plan, the Company shall have no obligation to issue and deliver Shares pursuant to the exercise of an Option or Stock Purchase Right unless such exercise and the issuance and delivery of such Shares shall comply with all Applicable Laws, including, without limitation, withholding of all taxes and registration of the Shares subject to grants hereunder on Form S-8 under the Securities Act. The issuance and delivery of such Shares shall be further subject to the approval of counsel for the Company with respect to such compliance.

18. Reservation of Shares. During the term of the Plan, the Company shall at all times reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

19. Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for approval, which approval shall be obtained in accordance with Applicable Laws within twelve (12) months of the adoption of the Plan by the Board.